                                                                   Exhibit 10.74

              COMMENCEMENT AGREEMENT AND LEASE AMENDMENT NUMBER ONE

         This COMMENCEMENT AGREEMENT AND LEASE AMENDMENT NUMBER ONE (the "First Amendment"), made and entered into as of this 1/st/ day of November, 2001, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership, with its principal office at 3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604 ("Landlord") and INCARA PHARMACEUTICALS CORPORATION, a Delaware corporation ("Tenant");

                              W I T N E S S E T H :

         WHEREAS, Tenant and Landlord entered into that certain Lease Agreement dated January 25, 2001 (the "Lease"), for space designated as Suites 102 and 200, comprising approximately 18,258 rentable square feet, in the 4401 Research Commons Building, located at 79 T.W. Alexander Drive, City of Research Triangle Park, County of Wake, State of North Carolina; and

         WHEREAS, the parties desire to amend the Rent Schedule and further alter and modify said Lease in the manner set forth below,

         NOW, THEREFORE, in consideration of the mutual and reciprocal promises herein contained, Tenant and Landlord hereby agree that said Lease hereinafter described be, and the same is hereby modified in the following particulars:


1. Lease Term. Section Two of the Lease, entitled "Term", is amended to provide that the term of the Lease shall be for sixty-three full months and the Lease of Suite 200 actually commenced on March 16, 2001 (the "Commencement Date") and the term of the Lease of Suite 102 actually will commence on July 1, 2001. The initial term of said Lease shall terminate on June 30, 2006 (the "Termination Date"). Section 2, entitled "Term", and all references to the Commencement Date and Termination Date are hereby amended.


2. Base Rent. Section Four of the Lease, entitled "Rental", is amended as follows:

         A. Base Rent. Section 4, entitled "Base Rent", is amended to provide that the Base Rent for the Term shall be $1,958,046.14, instead of $1,926,172.94.

         B. Rent Schedule. The rent schedule provided in Section 4.1 shall be replaced with the following rent schedule:

         ----------------------------------------------------------------------------------------------------------
                                     Suite 102          Suite 200              Total              Cumulative
                     Months           Monthly          Monthly Rent          Monthly Rent            Rent
                     ------            Rent
         ----------------------------------------------------------------------------------------------------------
           03/16/01-03/31/01            -0-            $10,393.43            $10,393.43          $   10,393.43
         ----------------------------------------------------------------------------------------------------------
           04/01/01-06/30/01            -0-            $21,479.77            $21,479.77          $   64,439.31
         ----------------------------------------------------------------------------------------------------------
           07/01/01-06/30/02         $8,079.53         $21,479.77            $29,559.30          $  354,711.60
         ----------------------------------------------------------------------------------------------------------
           07/01/02-06/30/03         $8,322.52         $22,121.45            $30,443.97          $  365,327.64
         ----------------------------------------------------------------------------------------------------------
           07/01/03-06/30/04         $8,574.19         $22,784.87            $31,359.06          $  376,308.72
         ----------------------------------------------------------------------------------------------------------
           07/01/04-06/30/05         $8,830.20         $23,470.05            $32,300.25          $  387,603.00
         ----------------------------------------------------------------------------------------------------------
           07/01/05-06/30/06         $9,094.89         $24,176.98            $33,271.87          $  399,262.44
         ----------------------------------------------------------------------------------------------------------
                                                                             Total Rent:         $1,958,046.14
         ----------------------------------------------------------------------------------------------------------

         The above rent schedule does not include operating expense pass through adjustments to be computed annually in accordance with Lease Addendum Number Two.

3. Miscellaneous. Unless otherwise defined herein, all capitalized terms used in this First Amendment shall have the same definitions ascribed to them in the Lease.

4. Lease Effectiveness. Except as modified and amended by this First Amendment, the Lease shall remain in full force and effect.

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         IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed, as of the day and year first above written.


Tenant:

INCARA PHARMACEUTICALS CORPORATION
a Delaware corporation

         By:______________________________________________________
         Name:____________________________________________________
         Title:___________________________________________________

         Date:____________________________________________________

         Attest:__________________________________________________
                _______________________________________  Secretary


                                 Corporate Seal:
Landlord:

HIGHWOODS REALTY LIMITED PARTNERSHIP
a North Carolina limited partnership
   By: Highwoods Properties, Inc., its general partner
   a Maryland corporation

         By: _____________________________________________________
                 Marcus H. Jackson, Senior Vice President

         Date: ___________________________________________________

         Attest: _________________________________________________
                 Kathleen E. Kowalski, Assistant Secretary